SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: March 14, 2002


                                PNW CAPITAL, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)



 Delaware                     0-30651                  06-1474412
----------------              -------------            ------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.)
incorporation)


      One Dundas Street West, Suite 2500, Toronto, Ontario, Canada M5G 1Z3
           ----------------------------------------------------------
                                    (ADDRESS)

     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (416) 999-3188







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

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

          None


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          None


ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          None.


ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          None.


ITEM 5.   OTHER EVENTS

          None.


ITEM 6.   RESIGNATION AND APPOINTMENT OF DIRECTORS

     In connection with the acquisitions of Industrial Minerals Incorporated, Daniel C. Silva resigned as President and Director of the Company on February 26, 2002. Joseph L. McFarland, Jr. resigned his position as Secretary and Director of the Company on the same date.

     On February 26, 2002, Edward V. Verby was appointed President and COO of the Company. Mr. Verby's business experience is as follows:

     Mr. Verby, age 59, in 1963 earned his Bachelor of Commerce degree from Loyola College in Montreal with a major in economics. From 1963 to 1991 he worked in the tire industry retiring from Uniroyal-Goodrich Canada, Inc. where he held the position of Vice President of Sales. Mr. Verby became a director and later President of Great Lakes Nickel Limited in 1991 resigning both positions in December of 2001. He has been a partner and director of Anderson Tire & Treads in Hamilton since 1991.


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
     On February 26, 2002, John Melnyk was appointed CFO and Treasurer of the Company. Mr. Melnyk's business experience is as follows:

     Mr. Melnyk, age 52, studied Business Administration and Commerce at the University of Alberta from 1970 to 1974. From 1974 to 1978 he managed a sales territory for McQueen Sales Company, Ltd., a distributor of photographic products. From 1978 to 1982 he was a self employed sales agent in the photographic industry. In 1982 he purchased an interest in a photo finishing lab which he sold in 1994. From 1994 to present he has been a self employed business consultant. Mr. Melnyk also served as the President and a director of Murphy's Investment Corp., a privately held Corporation. He resigned his position in March 2002.

     The persons who will become directors of the Registrant, effective ten days from filing of the Form 14f and transmittal thereof to the Registrant's shareholders, are as follows:

     Edward V. Verby    - see resume above.

     Stephen W. Weathers -

     Mr. Weathers, age 41, earned his B. S. in Geology from Boise State University. He has worked as an environmental geologist both in the mining industry and oil and gas industry. His duties included permitting, environmental compliance, environmental remediation/reclamation and natural gas asset acquisitions both in the United States and Canada. Mr. Weathers worked for Maxxim Environmental/Terracon from 1997 through 1999 and presently works for a Duke Energy Field Services which is a natural gas processing company (1999-2002). Mr. Weathers also serves as a director of Sun River Mining, Inc.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

     Financial Statements -        None.
     Exhibits -                    None.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 14, 2002                         PNW Capital, Inc.


                                              By:/s/John Melnyk
                                              -----------------------
                                                  John Melnyk, CFO




















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